GB PROPERTY FUNDING CORP.

                         CONSENT SOLICITATION STATEMENT


                      SOLICITATION OF CONSENTS FROM HOLDERS
                      OF 11% FIRST MORTGAGE NOTES DUE 2005
                   ($110,000,000 PRINCIPAL AMOUNT OUTSTANDING)

                                      CUSIP
                                   (36149XAA1)

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            THE SOLICITATION WILL EXPIRE AT 5:00 P.M., EASTERN TIME,
            ON OCTOBER 8, 2001, UNLESS EXTENDED. THE COMPANY RESERVES
            THE RIGHT TO EXTEND THE SOLICITATION AT ANY TIME AND FROM
 TIME TO TIME, IN ITS SOLE AND ABSOLUTE DISCRETION. ANY SUCH EXTENSION SHALL BE
                    ANNOUNCED BY THE COMPANY THROUGH A PRESS
                                    RELEASE.
 -------------------------------------------------------------------------------


         GB Property Funding Corp., a Delaware corporation (the "Company"), is hereby soliciting, upon the terms and subject to the conditions set forth in this Consent Solicitation Statement and in the related Consent Form, consents (the "Solicitation") from the registered holders of the Company's 11% First Mortgage Notes due 2005 (each a "Note" and collectively the "Notes"), to amend certain provisions of that certain indenture (the "Original Indenture") dated as of September 29, 2000 among the Company, GB Holdings, Inc. ("Holdings") and Greate Bay Hotel and Casino, Inc. ("GBHC"), and Wells Fargo Bank Minnesota, National Association as Trustee (the "Trustee"). The solicitation of proposed amendments to the Original Indenture (the "Amendments") will continue through 5:00 p.m., Eastern Time on October 8, 2001, or such later date as may be set by the Company in its sole and absolute discretion (the "Expiration Date"). The term "Noteholder" as used herein means any person in whose name Notes were registered in the register maintained by Wells Fargo Bank Minnesota, N.A., as Trustee under the Original Indenture (the "Trustee"), as of September 11, 2001, and, where applicable, includes participants of The Depository Trust Company or its nominee.

         A copy of a proposed Amended and Restated Indenture, which has been marked to indicate the proposed Amendments to the Original Indenture, is attached hereto as Annex A (as so amended, the "Proposed Amended Indenture"). In Annex A, language proposed to be deleted from the Original Indenture is struck through with a line and appears as follows: "{September 29, 2000}" and language that is proposed to be added to the Original Indenture is highlighted and appears as follows: "[Amended and Restated]". A copy of the Proposed Amended Indenture, including all Amendments and without the markings, is attached hereto as Annex B. A copy of the Original Indenture was filed by the Company on Form 8-K/A on October 2, 2000 with the Securities and Exchange Commission ("SEC") and can be accessed electronically at the SEC's web site located at http://www.sec.gov. A copy of the Proposed Amended Indenture was filed by the Company on Form T-3 on August 29, 2001, as amended and such filing and all amendments can be accessed at the SEC's web site.

         The Company has not authorized any person to give any information or to make any representation in connection with the Solicitation other than those contained herein and, if given or made, such information or representation must not be relied upon as having been authorized. Deliveries of Consents and requests for assistance in filling out and delivering Consents or for additional copies of this Consent Solicitation Statement or the Consent Letter should be directed to the Company's agent for this Consent Solicitation (the "Agent") Wells Fargo Bank Minnesota, N.A., Corporate Trust, N9303-120, Sixth & Marquette, Minneapolis, Minnesota 55479, Attention: Ms. Jane Schweiger, Telephone: (612) 667-2344. CONSENT FORMS SHOULD BE DELIVERED ONLY TO THE AGENT. IN NO EVENT SHOULD A HOLDER DELIVER NOTE CERTIFICATES. Notes will continue to be represented by current certificates in the name of GB Property Funding Corp.

         Capitalized terms used and not defined in this Consent Solicitation Statement have the respective meanings assigned to them in the Proposed Amended Indenture.

         This Consent Solicitation Statement is dated September 14, 2001 and all statements herein are made as of such date.

                              AVAILABLE INFORMATION

         The Company is subject to the information requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and, in accordance therewith, together with Holdings and GBHC, files reports and other information with the SEC. Such reports and other information can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549, and at the Commission's Regional Offices at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material also can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, at prescribed rates. Such material may also be accessed electronically at the SEC's site on the World Wide Web located at http://www.sec.gov.

         The Company filed a Form T-3 on August 29, 2001, as amended, and such filing and all amendments can be accessed at the SEC's web site. The Form T-3 and the amendment thereto provide certain information regarding the Company and the Proposed Amended Indenture and include a copy of the Proposed Amended Indenture as an exhibit. Noteholders are urged to review the information available through the public filings referred to above.

                            PURPOSE OF THE AMENDMENTS

         The Solicitation is being made for the purpose of amending the Original Indenture, dated as of September 29, 2000, among the Company, as issuer, Holdings and GBHC, as guarantors, and Wells Fargo Bank Minnesota, N.A., as Trustee, to, among other things, provide financial flexibility to the Company, Holdings and GBHC. The Amendments would, among other things, allow the Company to borrow additional money and grant liens to secure such indebtedness and permit the release or subordination of the existing liens and mortgages that secure the Notes. This would provide financial flexibility under the indenture governing the Notes and facilitate potential improvements and expansion of the Sands Hotel and Casino and the Company to, among other things, meet competition. There can be no assurance that the Company, Holdings or GBHC will (i) determine to proceed with any improvement or expansion or (ii) be able to obtain financing on satisfactory terms to facilitate any improvement or expansion.

                                REQUIRED CONSENT

         Under Section 902 of the Original Indenture, the consent of holders of not less than a majority in principal amount of the Notes (the "Requisite Consent") is required for the proposed Amendments to be approved.

                                 THE AMENDMENTS

         The Amendments, if approved, will be effected by means of an amended and restated indenture that will amend and restate the Original Indenture. A copy of a proposed amended and restated indenture, which has been marked to indicate the proposed Amendments to the Original Indenture, is attached hereto as Annex A (as so amended, the "Proposed Amended Indenture"). In Annex A, language proposed to be deleted from the Original Indenture is struck through with a line and appears as follows: "{September 29, 2000}" and language that is proposed to be added to the Original Indenture is highlighted and appears as follows: "[Amended and Restated]". A copy of the Proposed Amended Indenture, including all Amendments and without the markings, is attached hereto as Annex
B. A copy of the Original Indenture was filed by the Company on Form 8-K/A on October 2, 2000 with the Securities and Exchange Commission ("SEC") and can be accessed electronically at the SEC's web site located at http://www.sec.gov. A copy of the Proposed Amended Indenture was filed by the Company on Form T-3 on August 29, 2001 with the SEC, as amended, and such filing and amendments can also be accessed electronically at the SEC's web site.

         SET FORTH BELOW IS A DESCRIPTION OF THE PROPOSED AMENDMENTS FOR WHICH THE CONSENTS OF THE REGISTERED HOLDERS OF NOTES ARE BEING SOLICITED. SUCH DESCRIPTION IS A SUMMARY OF THE MATERIAL AMENDMENTS AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL PROVISIONS OF THE PROPOSED AMENDED INDENTURE, WHICH HAS BEEN MARKED TO SHOW CHANGES AGAINST THE ORIGINAL INDENTURE AND INCLUDED AS ANNEX A HERETO. NOTEHOLDERS ARE URGED TO REVIEW THE PROPOSED AMENDED INDENTURE IN ITS ENTIRETY.

Limitation on Indebtedness.

         Section 1011 of the Original Indenture generally restricts Holdings from incurring Indebtedness other than certain Allowed Indebtedness, Working Capital Indebtedness and Indebtedness incurred to refinance Indebtedness otherwise permitted by Section 1011. The Amendments would delete Section 1011 in its entirety.

         Section 1012 of the Original Indenture generally restricts Holdings from permitting any Subsidiary from incurring Indebtedness or issuing certain Preferred Stock other than certain Permitted GBHC Indebtedness, Allowed Indebtedness, Working Capital Indebtedness and Indebtedness incurred to refinance indebtedness otherwise permitted by Section 1012. The Amendments would delete Section 1012 in its entirety.

         These modifications would permit Holdings and its Subsidiaries to incur any additional Indebtedness without restriction and to issue any Preferred Stock without restriction.

Limitation on Restricted Payments.

         Section 1013 of the Original Indenture generally restricts Holdings from making, and permitting any Subsidiary to make, Restricted Payments unless certain financial performance criteria are met. Under the Original Indenture Restricted Payments include dividends, redemptions or other distributions in respect of capital stock and the prepayment of certain Indebtedness. The Amendments would modify the definition of Restricted Payments so that the restrictions of Section 1013 would not apply to Preferred Stock or Indebtedness.

         This modification would allow Holdings and its Subsidiaries to make distributions in respect of Preferred Stock and to pay or prepay Indebtedness without restriction.

Limitation on Liens.

         Section 1014 of the Original Indenture generally restricts Holdings from incurring, and permitting any Subsidiary to incur, any Lien upon its property or assets other than certain Permitted Liens, Liens existing on the Issue Date of the Notes and certain other liens that are exceptions to the restriction. The Amendments would delete Section 1014 in its entirety.

         Section 1015 of the Original Indenture generally restricts the Company from incurring any Lien upon its property or assets. The Amendments would delete
Section 1015 in its entirety.

         The ability of the Company to incur Permitted Liens has been preserved in Section 1405(e) of the Proposed Amended Indenture. Section 1405(e) has also been added to make clear that the deletion of the references to Permitted Liens that would occur by deleting Sections 1014 and 1015 from the Original Indenture is not intended to prevent the incurrence of Permitted Liens. Rather, when taken together with the other Amendments, particularly those in Sections 1405(a) and 1405(b) discussed below under "Release and Subordination of Liens", the modifications in Sections 1014 and 1015 would permit Holdings and its Subsidiaries to incur any Liens without restriction including, but not limited to, Permitted Liens.

Limitation on Sale Leaseback Transactions.

         Section 1016 of the Original Indenture generally restricts Holdings and its Subsidiaries from entering into, and permitting any Subsidiary to enter into, any Sale Leaseback Transaction subject to certain exceptions specified therein. The Amendments would delete Section 1016 in its entirety.

         This modification would permit Holdings and its Subsidiaries to enter into Sale Leaseback Transactions without restriction.

Asset Sale Definition and Section 1017.

         Section 1017 of the Original Indenture generally restricts Holdings and each of its Subsidiaries from making "Asset Sales" of Collateral unless Fair Market Value is received, consideration for such sale is paid 85% in cash and, in certain circumstances, the Net Cash Proceeds of such sale are made available to Noteholders through an offer to purchase outstanding Notes at a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any. The Amendments would modify the definition of "Asset Sale" contained in Section 101 of the Original Indenture to exclude the following from the definition of Asset Sale (in addition to those items already excluded in the definition of Asset Sale in the Original Indenture): (i) Sale Leaseback Transactions, (ii) conveyances or contributions to any entity in which Holdings or its Subsidiaries has or obtains equity or debt interests and (iii) transactions (including the granting of liens) made in accordance with the collateral release and subordination provisions of Section 1405 of the Proposed Amended Indenture, or any documents entered into in connection with any Approved Project (such as the incurrence of Indebtedness or the transfer of assets to any person if Holdings or any of its subsidiaries has or obtains debt or equity interests in the transferee) in respect of which a release or subordination has occurred in accordance with the provisions of Section 1405 of the Proposed Amended Indenture, including, without limitation, any sale or other disposition resulting from any default or foreclosure.

         This modification to the Original Indenture would permit Holdings and its subsidiaries to engage in the transactions excluded from the definition of "Asset Sale" including permitting Holdings and its Subsidiaries to contribute assets to entities in which Holdings or its Subsidiaries has or obtains equity or debt interests or to engage in Sale Leaseback Transactions without being required to comply with Section 1017, including, without limitation, without any obligation to receive 85% of the transfer proceeds in cash or to offer to purchase Notes. This modification would also permit a sale or transfer of assets in connection with any default or foreclosure under documents relating to any Approved Project, in respect of which a release or subordination has occurred in accordance with the provision of Section 1405 of the Proposed Amended Indenture without any obligation to comply with Section 1017, including, without limitation, any obligation to receive 85% of the transfer proceeds in cash or to offer to purchase Notes.

         The Amendments would also modify Section 1017 to make the provisions thereof subject to the terms of the Proposed Amended Indenture, and the terms of any release or subordination contemplated in Section 1405 of the Proposed Amended Indenture. This modification to the Original Indenture would permit Holdings and its Subsidiaries to exclude from the applicability of Section 1017 any assets and any proceeds thereof that have been the subject of a release or subordination contemplated in Section 1405 of the Proposed Amended Indenture.

         Section 1017 is also affected by the addition of Section 1405(f) to the Proposed Amended Indenture. (See "Section 1405(f)" below).

Section 1018.

         Section 1018 of the Original Indenture generally requires that in the event that Holdings or any subsidiary suffers an event of loss to any Collateral, the Company shall, in certain circumstances, use all of the Net Cash Proceeds to offer to purchase outstanding Notes at a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any. The Amendments would modify Section 1018 to make those provisions subject to the terms of the Proposed Amended Indenture, and the terms of any release or subordination contemplated in Section 1405 of the Proposed Amended Indenture.

         This modification to the Original Indenture would permit Holdings and its Subsidiaries to exclude from the applicability of Section 1018, including, without limitation, any obligation to offer to purchase Notes, any assets and any proceeds thereof that have been the subject of a release or subordination contemplated in Section 1405 of the Proposed Amended Indenture.

         Section 1018 is also affected by the addition of Section 1405(f) to the Proposed Amended Indenture. (See "Section 1405(f)" below).

CRDA Investments.

         Section 1023 of the Original Indenture generally restricts Holdings and its Subsidiaries from, among other things, selling or otherwise conveying any of its investments in securities issued by, and monies deposited with, the Casino Reinvestments Development Authority of the State of New Jersey ("CRDA Investments") other than for fair value. The Amendments would add language to permit such sales or conveyances if they were made in accordance with the terms of any security interests granted in CRDA Investments. This modification to the Original Indenture would permit the sale or other conveyance of CRDA Investments in accordance with the terms of a permitted security interest, whether or not such sale was made at fair value.

Collateral Account.

         Section 1404 of the Original Indenture generally requires that all of the Net Cash Proceeds of any Asset Sale pursuant to Section 1017 that involves a sale of Collateral or any Event of Loss that involves a loss of Collateral be deposited into the Collateral Account. Section 1404 further provides that any such proceeds may be released from the Collateral Account only to: (x) pay the principal amount of Notes tendered pursuant to an Asset Sale Offer or Event of Loss Offer; or (y) make a Permitted Related Investment. The Amendments would modify Section 1404 to make those provisions subject to the terms of the Proposed Amended Indenture and the terms of any release or subordination contemplated in Section 1405 of the Proposed Amended Indenture.

         This modification to the Original Indenture would permit Holdings and its Subsidiaries to exclude from the applicability of Section 1404 any assets (and any proceeds thereof) that have been subject to a release or subordination as contemplated in Section 1405 of the Proposed Amended Indenture.

         Section 1404 is also affected by the addition of Section 1405(f) to the Proposed Amended Indenture (See "Section 1405 (f) below).

Release and Subordination of Liens.

         The Amendments would add Section 1405(a) and (b) to the Proposed Amended Indenture. Section 1405(a) and (b) indicate that, in connection with, in anticipation of, as a result of or in relation to, an Approved Project (such as the incurrence of Indebtedness or the transfer of assets to any person if Holdings or its Subsidiaries has or obtains debt or equity interests in the transferee) and at the request of Holdings or a Subsidiary and upon the delivery of certain documents, certificates and legal opinions, the Trustee will execute and deliver documents necessary to release the security interests of the Trustee under the indenture and the related security documents, or subordinate such security interests, to other liens to be granted on such assets, and in connection therewith, to release the liens of the Trustee of record and terminate the security documents.

         These modifications to the Original Indenture would permit Holdings and its Subsidiaries to eliminate the security interest of the Trustee in all or any portion of the assets of Holdings and its Subsidiaries or to subordinate that security interest to liens to be granted to others. If such security interest was eliminated then the Notes would cease to be secured obligations and the holders of the Notes would become general unsecured creditors of Holdings and its Subsidiaries. If such security interest was subordinated, then the security interest securing the Notes would be junior to the liens in respect of which such subordination had been granted and the holders of such senior liens would have a claim with respect to such assets superior to that of the holders of the Notes.

Section 1405(f)

         The Amendments would add Section 1405(f) to the Proposed Amended Indenture. Section 1405(f) indicates that, to the extent contemplated in the documents relating to a release or subordination permitted in Section 1405 of the Proposed Amended Indenture, the terms of Sections 1017 and 1018 and of related Section 1404 will cease to apply, or be restricted in their application to, those assets that are subject to any such release or subordination. The modifications to Sections 1017, 1018, and 1404 and to the definition of "Asset Sale" and the addition of Section 1405(f), would permit Holdings and its Subsidiaries to engage in transactions that would eliminate assets selected by Holdings and its Subsidiaries (and any proceeds thereof) from the requirements of Sections 1017 and 1018 and related Section 1404 of the Original Indenture.

Definitions.

         Various terms set forth in the definitions in Section 101 of the Original Indenture have been modified and additional terms have been added. In particular, these changes include but are not limited to:

         (i) in Section 101(d) the Amendments would make it clear that: (x) the security interests granted to the Trustee as contemplated in the Original Indenture and the related security documents, would be subject to any release or subordination contemplated in Section 1405 of the Proposed Amended Indenture; and (y) any reference in the Proposed Amended Indenture to the "terms of any release or subordination contemplated in Section 1405 hereof" or "any release or subordination" or words of similar import shall be deemed to refer to and include, without limitation, any and all terms, provisions and conditions of any such release or subordination and of all agreements, documents and instruments related thereto, associated therewith or arising from or in connection with any such release or subordination or any related or associated transaction.



         (ii) the term "Collateral" has been modified to make it clear that the term does not include assets that have ceased to be subject to the security interests in favor of the Trustee pursuant to Section 1405 of the Proposed Amended Indenture.



         (iii) the term "Collateral Proceeds" has been modified to make it clear that such proceeds do not include those arising from assets of Holdings or its Subsidiaries to the extent set forth in any documents relating to any release or subordination contemplated in Section 1405 of the Proposed Amended Indenture.





Additional Matters


         The foregoing constitutes a discussion of the Amendments to the Original Indenture which the Company believes are material. Additional Amendments are reflected in Annex A, many of which further implement the Amendments discussed above or otherwise modify the Original Indenture. NOTEHOLDERS ARE URGED TO REVIEW THE PROPOSED AMENDED INDENTURE IN ITS ENTIRETY.

                                THE SOLICITATION

Terms of the Solicitation; Consent Payment

         The Company has fixed the close of business on September 11, 2001 as the record date (the "Record Date") for holders of Notes ("Noteholders") entitled to consent to the Amendments. The Solicitation is made only to persons that were Noteholders as of the Record Date. A Noteholder who delivers a properly completed and executed Consent in favor of the Amendments on or prior to the Expiration Date (such Noteholders are referred to collectively as "Consenting Noteholders") and does not thereafter timely revoke such Consent will be entitled to receive the Consent Fee if the Requisite Consent is granted in favor of the Amendments (and not revoked) and the other conditions of the Solicitation are satisfied (see "The Solicitation - Conditions" below), even if the Noteholder thereafter transfers the Notes to another person, unless such transferor also duly transfers its right to execute a Consent to the transferee and the transferee timely revokes such Consent. See "The Solicitation - Revocation of Consents" below. Consents, once they become effective, will be binding on any transferee(s) whether or not any notation with respect to the Consent is made on the Notes transferred. A transferee Noteholder who wishes to deliver or revoke a Consent with respect to a Note as to which he is not the Noteholder of record on the Record Date or a beneficial holder that desires to deliver or revoke a Consent, must obtain a proxy in the form of Annex C hereto or otherwise acceptable to the Company from the Noteholder on the Record Date. It is anticipated that The Depository Trust Company or its nominee ("DTC") will authorize DTC participants to execute Consents in respect of Notes of which DTC is the registered holder as of the Record Date. The Consent Fee will only be paid to record holders of Notes on the Record Date or, in accordance with directions received by the Company or the Agent from DTC, to DTC participants that properly complete the "Special Payment Instructions" included in the Consent Form.

         Noteholders who do not timely deliver a Consent will receive no Consent Fee even though the Amendments, if they are approved and become effective, will be binding on them. The payment of the Consent Fee is subject to the satisfaction of the terms and conditions of the Solicitation (See "The Solicitation - Conditions" below).

         The Solicitation is scheduled to expire at 5:00 p.m., Eastern Time, on October 8, 2001. However, the Company reserves the right to extend the Solicitation at any time and from time to time, in its sole and absolute discretion. Any such extension shall be announced by the Company through a press release, a copy of which will be delivered to the Agent. The failure of a Noteholder to deliver a Consent will have the same effect as if such Noteholder had voted "Against" the Amendments.

         Subject to the conditions contained herein, the Consent Fee will be paid by check to Consenting Noteholders. No interest will accrue on any Consent Fee due to Consenting Noteholders.

         As of the date hereof, entities affiliated with Carl C. Icahn collectively hold in the aggregate approximately 58% of the Notes outstanding. Mr. Icahn has indicated that he anticipates that the Icahn Entities will vote in favor of the Amendments.

Conditions

         The payment of the Consent Fee is subject to the occurrence of the following in a manner satisfactory to the Company, Holdings and GBHC in their sole and absolute discretion:

i.       the Requisite Consent must be obtained and not revoked;

ii. the Proposed Amended Indenture must be qualified under the Trust Indenture Act of 1939, as amended, and such qualification must remain in full force and effect; and

iii. the Proposed Amended Indenture must be executed by each of the Company, Holdings, GBHC and the Trustee.

         The Company may, at any time prior to the execution of the Proposed Amended Indenture determine in its sole discretion not to proceed with the Solicitation or complete the Amendments, in which case the Original Indenture would not be amended and no Consent Fee would be paid.

Amendments to Solicitation

         The Company may, in its sole and absolute discretion, amend or supplement the terms of the Solicitation. Any such amendment will be announced by a press release.

Procedures for Consent

         Noteholders wishing to consent to the Amendments must complete, sign and date the accompanying Consent Form in accordance with the instructions contained therein and mail or deliver by hand such Consent and any other required documentation to the Agent, so that it is received by the Agent on or before the Expiration Date.

         The method of delivering Consents is at the election and risk of the Noteholder, but the Company suggests that any mail delivery be made far enough in advance of October 8, 2001 to permit timely delivery to the Agent. Delivery will be effective only upon actual receipt by the Agent. Consents also may be delivered by hand to the Agent at its address set forth herein. Consents may be delivered via facsimile, but must be followed by an executed original which must be delivered to the Agent not more than 6 business days following the Expiration Date.

         Any beneficial owner whose Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to deliver a Consent must contact such registered Noteholder promptly and instruct such registered Noteholder to deliver such Consent on his or her behalf. It is anticipated that DTC will authorize DTC participants to execute Consents in respect of Notes of which DTC is the registered holder as of the Record Date.

         All Consents that are properly completed, signed and delivered to the Agent prior to the Expiration Date and not revoked will be given effect in accordance with the specifications thereof. If none of the boxes on the Consent Form are marked, but the Consent Letter is otherwise properly completed and signed, the Noteholder will be deemed to have consented to the Amendments in respect of all Notes held by such Noteholder (or in the case of a DTC participant, all Notes in respect of which it is a DTC participant) as of the Record Date.

         Consents by the Noteholders as of the Record Date must be executed in exactly the same manner as such Noteholder's name appears on the Notes. If Notes to which a Consent relates are held of record by two or more joint Noteholders, all such Noteholders must sign the Consent. If a Consent is signed by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must so indicate when signing and must submit with the Consent Form appropriate evidence of authority to execute the Consent satisfactory to the Agent. In addition, if a Consent relates to less than the total principal amount of Notes registered in the name of such Noteholder, the Noteholder must list the serial numbers and principal amount of Notes registered in the name of such Noteholder to which the Consent relates. If Notes are registered in different names, separate Consents must be executed covering each form of registration.

         The ownership of registered Notes shall be proved in accordance with the terms of the Original Indenture. The Company may require such additional proof of execution or ownership as it deems necessary. All questions as to the validity, form, eligibility (including time of receipt), revocations and acceptance of Consents, and entitlement to the Consent Fee, will be resolved by the Company. The Company reserves the absolute right to reject any or all Consents, revocations of Consents or proxies that are not in proper form or are otherwise unacceptable or the acceptance of which could, in the opinion of the Company or its counsel, be unlawful.

         The Company also reserves the right to waive any irregularities or conditions of delivery as to any particular Consent. The Company's interpretation of the terms and conditions of the Solicitation (including the instructions in the Consent) will be final and binding. Unless waived, any irregularities in connection with deliveries must be cured within such time as the Company determines. The Company and the Agent will be under no duty to give notification of any such irregularities or waiver and will incur no liability for failure to give such notification. Deliveries of Consents as to which irregularities exist will not be deemed to have been made until such irregularities have been cured or waived. However, the Company may, in its discretion, accept such cures or grant such waivers after the Expiration Date.



Effect of Consents

BY GRANTING ITS CONSENT, A NOTEHOLDER IS AND SHALL BE DEEMED TO BE CONSENTING TO
(I) ALL OF THE MODIFICATIONS TO THE ORIGINAL INDENTURE THAT ARE REFLECTED IN ANNEX A AND (II) THE ENTRY BY THE COMPANY, HOLDINGS, GBHC AND THE TRUSTEE INTO AN AMENDED AND RESTATED INDENTURE SUBSTANTIALLY IN THE FORM OF ANNEX B TO THE CONSENT SOLICITATION STATEMENT, WITH SUCH ADDITIONS AND DELETIONS AS SHALL BE APPROPRIATE TO CARRY OUT THE INTENT OF OR ARE CONSISTENT WITH THE AMENDMENTS, OR DO NOT VARY THE SUBSTANCE OF THE PROPOSED AMENDED INDENTURE. IN ADDITION, THE NOTEHOLDER IS AND SHALL BE DEEMED TO BE AGREEING AND ACKNOWLEDGING THAT BY GRANTING ITS CONSENT IT APPROVES OF THE AMENDMENTS AND THE PROPOSED AMENDED INDENTURE, THE EXECUTION AND DELIVERY THEREOF, THE CONSENT FEE, THE ADOPTION AND IMPLEMENTATION THEREOF AND ALL RELATED MATTERS AND WAIVES AND RELEASES ANY OBJECTIONS, CLAIMS AND CAUSES OF ACTION IN RESPECT THEREOF OR RELATED THERETO AGAINST ANY OF THE COMPANY, HOLDINGS, GBHC AND THEIR RESPECTIVE OFFICERS, EMPLOYEES, ATTORNEYS, ADVISORS, DIRECTORS AND AFFILIATES.

Revocation of Consents

         Consents may be revoked at any time prior to 5:00 P.M. Eastern Time on the day immediately prior to the day on which the Proposed Amended Indenture is executed by the Company, Holdings, GBHC and the Trustee. To revoke a Consent, a written notice of revocation must be timely received by the Agent prior to such time at its address set forth below. Notice of revocation of a Consent must contain the description of the Notes to which it relates (including the certification number or numbers and principal amount of such Notes) and be signed by the Noteholder in the same manner as the Consent by which such Noteholder consented. Any Consent so revoked will be deemed not to have been validly given for the purposes of the Solicitation and no Consent Fee will be made with respect thereto unless another Consent is executed and delivered prior to the Expiration Date and not likewise revoked.

         Each Consent Form and revocation of Consent should be sent to the Agent, as follows:

Hand Delivery                               US Mail or Overnight Courier
-------------                               ----------------------------
Wells Fargo Bank Minnesota, N. A.           Wells Fargo Bank Minnesota, N. A.
Corporate Trust                             Corporate Trust
12th Floor - Northstar East Building        N9303-120
608 2nd Avenue South                        Sixth & Marquette
Minneapolis, Minnesota 55402                Minneapolis, Minnesota 55479
                                            Attention:  Ms. Jane Schweiger
                                            Telephone:  (612) 667-2344
                                            Facsimile:  (612) 667-9825

         PERSONS WHO DESIRE TO FURNISH THEIR CONSENT SHOULD MAIL, HAND DELIVER, SEND BY OVERNIGHT COURIER COMPLETED AND EXECUTED CONSENT FORMS TOGETHER WITH ALL OTHER REQUIRED DOCUMENTS TO THE AGENT IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH HEREIN AND THEREIN.

         IN NO EVENT SHOULD A HOLDER TENDER OR DELIVER ANY SECURITIES TO THE COMPANY, OR THE AGENT WITH THEIR CONSENT FORMS OR OTHERWISE.

Information; Assistance; Additional Materials

         Questions relating to the procedure for delivering Consent Forms, as well as requests for assistance or for additional copies of this Consent Solicitation Statement or the Consent Form, should be directed to the Agent at the address set forth above. Questions relating to the Consent Solicitation Statement should be directed to the Company by calling Frederick Kraus, General Counsel, at (609) 441-4517.

              CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

         THE FOLLOWING IS A SUMMARY DISCUSSION OF CERTAIN OF THE ANTICIPATED U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE AMENDMENTS AND THE CONSENT FEE. THIS SUMMARY IS BASED UPON THE RELEVANT PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND RELATED REGULATIONS, REVENUE RULINGS AND DECISIONS NOW IN EFFECT, ALL OF WHICH ARE SUBJECT TO CHANGE. THIS SUMMARY DOES NOT ATTEMPT TO ADDRESS THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF ALL CATEGORIES OF HOLDERS OF NOTES, SOME OF WHICH MAY BE SUBJECT TO SPECIAL RULES (E.G., LIFE INSURANCE COMPANIES, TAX-EXEMPT ENTITIES AND FOREIGN TAXPAYERS). NO RULING HAS BEEN OR WILL BE SOUGHT FROM THE INTERNAL REVENUE SERVICE (THE "SERVICE") REGARDING ANY MATTER DISCUSSED BELOW. ACCORDINGLY, NO ASSURANCE CAN BE GIVEN THAT THE SERVICE WILL NOT CHALLENGE ANY OF THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED BELOW OR THAT ANY SUCH CHALLENGE, IF MADE, WOULD NOT BE SUSTAINED BY A COURT. ALL HOLDERS OF NOTES ARE URGED TO CONSULT WITH THEIR OWN TAX ADVISERS IN DETERMINING THE FEDERAL, STATE, LOCAL AND ANY OTHER TAX CONSEQUENCES OF THE AMENDMENTS AND THE CONSENT FEE.

The Amendments and the Consent Fee

         The Company believes that the only federal income tax consequence of the adoption of the Amendments to holders of Notes will be that the full amount of the Consent Fee will be subject to tax as ordinary income to those holders who receive it. This conclusion is based upon the view that such adoption will not be treated as a constructive exchange of the Notes for new Notes. Alternatively, even if the adoption of the Amendments were treated as an exchange by the Service, any such exchange may be a tax-free exchange under
Section 368 of the Code.

         If the adoption of the Amendments were considered to be a constructive exchange of the Notes for new securities for federal income tax purposes and such exchange did not qualify for tax-free treatment under Section 368 of the Code, holders would recognize gain or loss upon such deemed exchange, equal to the difference between (i) the issue price of the Notes deemed received in exchange for the old securities (or possibly the sum of such issue price and the amount of the Consent Fee received) less (ii) the adjusted basis of the Notes deemed surrendered. Any gain or loss recognized on the deemed exchange would generally be capital gain or loss if the Notes were held by a holder as a capital asset (and long-term capital loss if the holder of the Notes held the Notes for more than one year at the time of such deemed exchange) except to the extent of any accrued but unrecognized market discount, which would be treated as ordinary income to the extent of any gain. If the issue price of the new Notes is less than the principal amount thereof, then such new Notes may be treated as issued with original issue discount, which the holder would generally include in income as it accrues on a constant yield basis over the remaining term of the new Notes.

Withholding

         Under the U.S. federal income tax laws, a holder of Notes may, under certain circumstances, be subject to backup withholding at the rate of 30.5% with respect to the Consent Fee, unless such holder (i) is a corporation or is otherwise exempt and, when required, demonstrates this fact or (ii) provides a correct taxpayer identification number, certifies as to no loss of exemption from backup withholding and otherwise complies with applicable requirements of the backup withholding rules. See the instructions with respect to backup withholding for U.S. holders of Notes contained in the accompanying Consent Form. Backup withholding and information reporting will not apply to a Consent Fee made to a non-U.S. holder of Notes provided such holder certifies on federal Form W-8 BEN as to its non-U.S. holder status under penalties of perjury or otherwise establishes an exemption (provided that we have no actual knowledge that the holder is a U.S. person or that the conditions of any other exemptions are not in fact satisfied). With respect to non-U.S. holders of Notes, the Company intends to withhold tax at a rate of 30% of the Consent Fee in accordance with federal income tax law unless the rate is reduced by applicable treaty.

Other Tax Considerations

         There may be other U.S. federal, state, local or foreign tax considerations applicable to the circumstances of a holder of a Note. Accordingly, all holders of Notes should consult with their own tax advisers as to any particular tax consequences to them of the Amendments and the Consent Fee.

         THE PRECEDING DISCUSSION OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY, AND DOES NOT CONSTITUTE AND IS NOT A SUBSTITUTE FOR PROFESSIONAL TAX ADVICE. EACH HOLDER OF A NOTE SHOULD CONSULT HIS, HER OR ITS OWN TAX ADVISOR AS TO THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO HIM, HER OR IT OF THE SOLICITATION.

                           HOLDINGS OF ICAHN ENTITIES

         The Icahn Entities are the beneficial owners of approximately 58% of the Notes and 77% of the outstanding common stock of Holdings. Mr. Icahn has indicated that he anticipates that the Icahn Entities will vote in favor of the Amendments.

          YOUR CONSENT TO THE PROPOSED AMENDMENTS IS HEREBY REQUESTED.